UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2009 (February 4, 2009)

COMPOSITE TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-10999	59-2025386
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2026 McGaw Avenue Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 428-8500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

Benton Wilcoxon

On February 4, 2009, the registrant and Mr. Wilcoxon, the registrant’s Chief Executive Officer, entered into a revised option agreement and notice to amend the expiration date of options issued under the registrant’s 2002 Non-Qualified Stock Compensation Plan (the “2002 Plan”) on June 11, 2001 by the registrant to Mr. Wilcoxon to purchase up to 635,216 shares of the registrant’s common stock at $0.35 per share.  The options vested according to the following schedule: 33.33% on June 11, 2002, June 11, 2003, and June 11, 2004.  The expiration date of the options changed from December 31, 2011 to December 31, 2016.

On February 4, 2009, the registrant and Mr. Wilcoxon entered into a revised option agreement and notice to amend the exercise price and expiration date of options issued under the 2002 Plan on September 27, 2006 by the registrant to Mr. Wilcoxon to purchase up to 2,000,000 shares of the registrant’s common stock.  The exercise price of all vested but unexercised shares as of January 20, 2009 and all unvested shares as of January 20, 2009 underlying such options was changed from $1.00 to $0.35 per share.  The options vested according to the following schedule: 33.33% on September 27, 2007, September 27, 2008, and September 27, 2009.  The expiration date of the options changed from December 31, 2011 to December 31, 2016.

On February 4, 2009, the registrant and Mr. Wilcoxon entered into a revised notice to amend the exercise price of options issued under the registrant’s 2008 Stock Option Plan (the “2008 Plan”) on August 5, 2008 by the registrant to Mr. Wilcoxon to purchase up to 2,200,000 shares of the registrant’s common stock.  The exercise price of all unexercised shares as of January 21, 2009, whether vested or unvested, underlying such options was changed from $1.25 to $0.35 per share.  The options vest according to the following schedule: 33.33% on August 5, 2009, August 5, 2010, and August 5, 2011.  The options expire on December 31, 2016.

Marvin Sepe

On February 4, 2009, the registrant and Mr. Sepe, the registrant’s Chief Operating Officer, entered into a revised option agreement and notice to amend the exercise price and expiration date of options issued under the 2002 Plan on January 9, 2006 by the registrant to Mr. Sepe to purchase up to 400,000 shares of the registrant’s common stock.  The exercise price of all vested but unexercised shares as of January 20, 2009 and all unvested shares as of January 20, 2009 underlying such options was changed from $1.04 to $0.35 per share.  The options vested according to the following schedule: 33.33% on January 9, 2007, January 9, 2008, and January 9, 2009.  The expiration date of the options changed from December 31, 2011 to December 31, 2016.

On February 4, 2009, the registrant and Mr. Sepe entered into a revised option agreement and notice to amend the exercise price and expiration date of options issued under the 2002 Plan on April 27, 2006 by the registrant to Mr. Sepe to purchase up to 600,000 shares of the registrant’s common stock.  The exercise price of all vested but unexercised shares as of January 20, 2009 and all unvested shares as of January 20, 2009 underlying such options was changed from $1.01 to $0.35 per share.  The options vested according to the following schedule: 33.33% on April 27, 2007, April 27, 2008, and April 27, 2009.  The expiration date of the options changed from December 31, 2011 to December 31, 2016.

On February 4, 2009, the registrant and Mr. Sepe entered into a revised option agreement and notice to amend the exercise price and expiration date of options issued under the 2002 Plan on April 6, 2007 by the registrant to Mr. Sepe to purchase up to 500,000 shares of the registrant’s common stock.  The exercise price of all vested but unexercised shares as of January 20, 2009 and all unvested shares as of January 20, 2009 underlying such options was changed from $1.30 to $0.35 per share.  The options vested according to the following schedule: 33.33% on April 6, 2008, April 6, 2009, and April 6, 2010.  The expiration date of the options changed from December 31, 2011 to December 31, 2016.

On February 4, 2009, the registrant and Mr. Sepe entered into a revised notice to amend the exercise price of options issued under the 2008 Plan on August 5, 2008 by the registrant to Mr. Sepe to purchase up to 1,250,000 shares of the registrant’s common stock.  The exercise price of all unexercised shares as of January 21, 2009, whether vested or unvested, underlying such options was changed from $1.25 to $0.35 per share.  The options vest according to the following schedule: 33.33% on August 5, 2009, August 5, 2010, and August 5, 2011.  The options expire on December 31, 2016.

Domonic J. Carney

On February 4, 2009, the registrant and Mr. Carney, the registrant’s Chief Financial Officer, entered into a revised option agreement and notice to amend the exercise price and expiration date of options issued under the 2002 Plan on May 9, 2005 by the registrant to Mr. Carney to purchase up to 500,000 shares of the registrant’s common stock.  The exercise price of all vested but unexercised shares as of January 20, 2009 and all unvested shares as of January 20, 2009 underlying such options was changed from $0.90 to $0.35 per share.  The options vested according to the following schedule: 33.33% on May 9, 2006, May 9, 2007, and May 9, 2008.  The expiration date of the options changed from December 31, 2011 to December 31, 2016.

On February 4, 2009, the registrant and Mr. Carney entered into a revised option agreement and notice to amend the exercise price and expiration date of options issued under the 2002 Plan on May 2, 2006 by the registrant to Mr. Carney to purchase up to 250,000 shares of the registrant’s common stock.  The exercise price of all vested but unexercised shares as of January 20, 2009 and all unvested shares as of January 20, 2009 underlying such options was changed from $1.01 to $0.35 per share.  The options vested according to the following schedule: 33.33% on May 2, 2007, May 2, 2008, and May 2, 2009.  The expiration date of the options changed from December 31, 2011 to December 31, 2016.

On February 4, 2009, the registrant and Mr. Carney entered into a revised option agreement and notice to amend the exercise price and expiration date of options issued under the 2002 Plan on April 6, 2007 by the registrant to Mr. Carney to purchase up to 500,000 shares of the registrant’s common stock.  The exercise price of all vested but unexercised shares as of January 20, 2009 and all unvested shares as of January 20, 2009 underlying such options was changed from $1.30 to $0.35 per share.  The options vested according to the following schedule: 33.33% on April 6, 2008, April 6, 2009, and April 6, 2010.  The expiration date of the options changed from December 31, 2011 to December 31, 2016.

On February 4, 2009, the registrant and Mr. Carney entered into a revised notice to amend the exercise price of options issued under the 2008 Plan on August 5, 2008 by the registrant to Mr. Carney to purchase up to 1,000,000 shares of the registrant’s common stock.  The exercise price of all unexercised shares as of January 21, 2009, whether vested or unvested, underlying such options was changed from $1.25 to $0.35 per share.  The options vest according to the following schedule: 33.33% on August 5, 2009, August 5, 2010, and August 5, 2011.  The options expire on December 31, 2016.

Robert Rugh

On February 4, 2009, the registrant and Mr. Rugh, the President of DeWind, a subsidiary of the registrant, entered into a revised option agreement and notice to amend the exercise price and expiration date of options issued under the 2002 Plan on December 4, 2007 by the registrant to Mr. Rugh to purchase up to 500,000 shares of the registrant’s common stock.  The exercise price of all vested but unexercised shares as of January 20, 2009 and all unvested shares as of January 20, 2009 underlying such options was changed from $1.75 to $0.35 per share.  The options vested according to the following schedule: 33.33% on December 4, 2008, December 4, 2009, and December 4, 2010.  The expiration date of the options changed from December 31, 2011 to December 31, 2016.

On February 4, 2009, the registrant and Mr. Rugh entered into a revised notice to amend the exercise price of options issued under the 2008 Plan on August 5, 2008 by the registrant to Mr. Rugh to purchase up to 750,000 shares of the registrant’s common stock.  The exercise price of all unexercised shares as of January 21, 2009, whether vested or unvested, underlying such options was changed from $1.25 to $0.35 per share.  The options vest according to the following schedule: 33.33% on August 5, 2009, August 5, 2010, and August 5, 2011.  The options expire on December 31, 2016.

Michael D. McIntosh

On February 4, 2009, the registrant and Mr. McIntosh, a member of the registrant’s board of directors, entered into a revised option agreement and notice to amend the exercise price and expiration date of options issued under the 2002 Plan on January 9, 2006 by the registrant to Mr. McIntosh to purchase up to 325,000 shares of the registrant’s common stock.  The exercise price of all vested but unexercised shares as of January 20, 2009 and all unvested shares as of January 20, 2009 underlying such options was changed from $1.04 to $0.35 per share.  The options vested according to the following schedule: 8.33% quarterly from the grant date of January 9, 2006.  The expiration date of the options changed from December 31, 2011 to December 31, 2016.

On February 4, 2009, the registrant and Mr. McIntosh entered into a revised option agreement and notice to amend the exercise price and expiration date of options issued under the 2002 Plan on September 27, 2006 by the registrant to Mr. McIntosh to purchase up to 1,000,000 shares of the registrant’s common stock.  The exercise price of all vested but unexercised shares as of January 20, 2009 and all unvested shares as of January 20, 2009 underlying such options was changed from $1.00 to $0.35 per share.  The options vested according to the following schedule: 8.33% quarterly from the grant date of September 27, 2006.  The expiration date of the options changed from December 31, 2011 to December 31, 2016.

On February 4, 2009, the registrant and Mr. McIntosh entered into a revised notice to amend the exercise price of options issued under the 2008 Plan on August 5, 2008 by the registrant to Mr. McIntosh to purchase up to 800,000 shares of the registrant’s common stock.  The exercise price of all unexercised shares as of January 21, 2009, whether vested or unvested, underlying such options was changed from $1.25 to $0.35 per share.  The options vest according to the following schedule: 33.33% on August 5, 2009, August 5, 2010, and August 5, 2011.  The options expire on December 31, 2016.

John P. Mitola

On February 4, 2009, the registrant and Mr. Mitola, a member of the registrant’s board of directors, entered into a revised option agreement and notice to amend the exercise price and expiration date of options issued under the 2002 Plan on October 31, 2007 by the registrant to Mr. Mitola to purchase up to 500,000 shares of the registrant’s common stock.  The exercise price of all vested but unexercised shares as of January 20, 2009 and all unvested shares as of January 20, 2009 underlying such options was changed from $2.09 to $0.35 per share.  The options vested according to the following schedule: 8.33% quarterly from the grant date of October 31, 2007.  The expiration date of the options changed from December 31, 2011 to December 31, 2016.

D. Dean McCormick III

On February 4, 2009, the registrant and Mr. McCormick, a member of the registrant’s board of directors, entered into a revised option agreement and notice to amend the exercise price and expiration date of options issued under the 2002 Plan on January 9, 2006 by the registrant to Mr. McCormick to purchase up to 325,000 shares of the registrant’s common stock.  The exercise price of all vested but unexercised shares as of January 20, 2009 and all unvested shares as of January 20, 2009 underlying such options was changed from $1.04 to $0.35 per share.  The options vested according to the following schedule: 8.33% quarterly from the grant date of January 9, 2006.  The expiration date of the options changed from December 31, 2011 to December 31, 2016.

On February 4, 2009, the registrant and Mr. McCormick entered into a revised option agreement and notice to amend the exercise price and expiration date of options issued under the 2002 Plan on September 27, 2006 by the registrant to Mr. McCormick to purchase up to 175,000 shares of the registrant’s common stock.  The exercise price of all vested but unexercised shares as of January 20, 2009 and all unvested shares as of January 20, 2009 underlying such options was changed from $1.00 to $0.35 per share.  The options vested according to the following schedule: 8.33% quarterly from the grant date of September 27, 2006.  The expiration date of the options changed from December 31, 2011 to December 31, 2016.

On February 4, 2009, the registrant and Mr. McCormick entered into a revised notice to amend the exercise price of options issued under the 2008 Plan on August 11, 2008 by the registrant to Mr. McCormick to purchase up to 181,000 shares of the registrant’s common stock.  The exercise price of all unexercised shares as of January 21, 2009, whether vested or unvested, underlying such options was changed from $1.25 to $0.35 per share.  The options vested according to the following schedule: 8.33% quarterly from the grant date of August 11, 2008.  The options expire on December 31, 2016.

The foregoing discussion provides only a brief description of the documents described above.  The discussion is qualified in its entirety by the full text of the forms of agreement, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, and 10.4.

Item 5.02(e)     Compensatory Arrangements of Certain Officers

Benton Wilcoxon

The information called for by this item relating to the revised option agreements and notices entered into by the registrant and Mr. Wilcoxon is contained in Item 1.01, which is incorporated herein by reference.

Marvin Sepe

The information called for by this item relating to the revised option agreements and notices entered into by the registrant and Mr. Sepe is contained in Item 1.01, which is incorporated herein by reference.

Domonic J. Carney

The information called for by this item relating to the revised option agreements and notices entered into by the registrant and Mr. Carney is contained in Item 1.01, which is incorporated herein by reference.

Robert Rugh

The information called for by this item relating to the revised option agreements and notices entered into by the registrant and Mr. Rugh is contained in Item 1.01, which is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits.

Exh. No.	Description

10.1	Form of 2002 Non-Qualified Stock Compensation Plan Master Option Agreement
10.2	Form of 2002 Non-Qualified Stock Compensation Plan Stock Option Notice of Modification and Reissuance
10.3	Form of 2008 Stock Option Plan Stock Option Grant Notice
10.4	Form of 2008 Stock Option Plan Master Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPOSITE TECHNOLOGY CORPORATION (Registrant)

Date: February 10, 2009	/s/ Benton H Wilcoxon
Benton H Wilcoxon, Chief Executive Officer